UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 4, 2024
Date of Report (Date of earliest event reported)
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Civitas Resources, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

555 17th Street, Suite 3700
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 293-9100
(Registrant’s telephone number, including area code)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders (the “Annual Meeting”) of Civitas Resources, Inc. (the “Company”) held on June 4, 2024, there were 100,090,259 shares of common stock, par value $0.01 per share, of the Company eligible to vote, of which 88,105,960 shares, or approximately 88% percent, were voted. The proposals that were considered and voted upon at the Annual Meeting are described in detail in the Company’s annual proxy statement, which was filed with the Securities and Exchange Commission on April 23, 2024 (the “Proxy Statement”). The final certified voting results on those proposals are as follows:
1.Each nominee director who was up for election was elected to the board of directors of the Company (the “Board”) for a term of one year to expire at the Company’s 2025 annual meeting of stockholders and until they are either re-elected or their successor is duly elected and qualified. Votes regarding the election of these directors were as follows:

Director	For	Withheld	Broker Non-Votes
Wouter van Kempen	84,052,371	216,667	3,836,922
Deborah L. Byers	83,871,954	397,084	3,836,922
Morris R. Clark	84,197,845	71,193	3,836,922
Carrie M. Fox	83,985,211	283,827	3,836,922
Carrie L. Hudak	84,180,108	88,930	3,836,922
James M. Trimble	84,166,463	102,575	3,836,922
Howard A. Willard III	83,914,337	354,701	3,836,922
Jeffrey E. Wojahn	83,678,667	590,371	3,836,922
M. Christopher Doyle	84,175,594	93,444	3,836,922

2.Deloitte & Touche LLP was ratified as the Company’s independent registered public accountants for the fiscal year 2024. The voting results were as follows:

For	Against	Abstentions
87,957,540	108,641	39,779
3.The proposal seeking stockholder approval of the Civitas Resources, Inc. 2024 Long Term Incentive Plan was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
83,184,249	1,023,660	61,129	3,836,922

4.The proposal seeking stockholder approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
82,413,970	1,764,340	90,728	3,836,922

5.The proposal seeking stockholder approval, on an advisory basis, of the frequency with which the Company will hold future “Say-on-Pay” votes was approved at a frequency of one year. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
82,072,975	60,376	1,987,553	148,134	3,836,922

Based on the vote of our stockholders at the Annual Meeting, and consistent with the Board’s recommendation set forth in the Proxy Statement, the Board has determined that the Company will conduct a vote to approve, on an advisory basis, the compensation of the Company’s named executive officers every year until the next stockholder advisory vote on the frequency of say-on-pay advisory votes or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company’s stockholders.
There was no other business voted upon at the Annual Meeting.
Item 9.01.     Financial Statements and Exhibits.
(d)        Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS RESOURCES, INC.

Date: June 4, 2024	By:	/s/ Adrian Milton
	Name:	Adrian Milton
	Title:	Senior Vice President, General Counsel and Assistant Corporate Secretary